VOYA INVESTORS TRUST

Voya Limited Maturity Bond Portfolio

(“Portfolio”)

Supplement dated March 13, 2017

to the Portfolio’s Adviser Class, Institutional Class, and Service Class

Prospectus and related Summary Prospectus

(each a “Prospectus” and collectively the “Prospectuses”)

each dated May 1, 2016

Effective April 3, 2017, Christine Hurtsellers will no longer serve as a portfolio manager for the Portfolio and David Goodson and Randall Parrish will be added as portfolio managers for the Portfolio. The Portfolio’s Prospectuses are hereby revised as follows:

1.	All references to Christine Hurtsellers as a portfolio manager for the Portfolio are hereby deleted in their entirety.

2.	The sub-section entitled “Portfolio Management – Portfolio Managers” of the Portfolio’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Portfolio Managers
David Goodson	Randall Parrish, CFA
Portfolio Manager (since 04/17)	Portfolio Manager (since 04/17)

Matthew Toms, CFA
Portfolio Manager (since 08/10)

3.	The following paragraphs are added to the sub-section entitled “Management of the Portfolios – The Sub-Advisers and Portfolio Managers – Voya Limited Maturity Bond Portfolio:”

David Goodson, Senior Portfolio Manager for Voya IM’s securitized credit investment portfolios, joined Voya IM in 2002.

Randall Parrish, CFA, serves as Senior Portfolio Manager and head of U.S. high-yield at Voya IM. Before being named a portfolio manager in 2007, Mr. Parrish served as a high-yield analyst focused on the media and retail/consumer sectors. Prior to joining Voya IM, Mr. Parrish was a corporate banker in leveraged finance with Sun Trust Bank and predecessors to Bank of America.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE